EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Transderm Laboratories Corporation (the “Company”) on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange on the date hereof (the “Report”), the undersigned, acting in the capacity of the Company’s Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

  1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

SIGNATURE	TITLE	DATE

/s/ Andy Yurowitz Andy Yurowitz	President and Chief Executive Officer	April 12, 2007